                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A2

                                 CURRENT REPORT
               Pursuant To Section 13 or 15 (D) of the Securities
                              Exchange Act Of 1934

                                FEBRUARY 14, 2000


                      GLOBAL TELEPHONE COMMUNICATION, INC.
              (Exact name of Small Business Issuer in Its Charter)


                 NEVADA                                 87-0285729
    (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)               Identification Number)


SUITE 1800, 10 SOUTH RIVERSIDE PLAZA, CHICAGO, IL              60606
(Address of principal executive offices)                     (Zip Code)


                                 1-877-901-4824
                           (Issuer's Telephone Number)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         See attached Exhibit FS-1.

(b)      Pro Forma Financial Information

         See attached Exhibit FS-2.



                                   SIGNATURES

             Pursuant to the requirements required of the Securities and Exchange Act of 1934 the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           GLOBAL TELEPHONE
                                           COMMUNICATION, INC.


DATED: August 11, 2000                     BY:
                                               ---------------------------------
                                               Robert J. Andresen
                                               President

                             NANO TECHNOLOGY LIMITED
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1999


                                 C O N T E N T S

Independent Auditors' Report.................................................................................... 3

Balance Sheet................................................................................................... 4

Statement of Operations......................................................................................... 5

Statement of Stockholders' Equity............................................................................... 6

Statement of Cash Flows......................................................................................... 7

Notes to the Financial Statements............................................................................... 8


                          INDEPENDENT AUDITORS' REPORT


To the Stockholders of
Nano Technology Limited
(A Development Stage Company)
Hong Kong

We have audited the accompanying balance sheet of Nano Technology Limited (a development stage company) as of December 31, 1999 and the related statements of operations, stockholders' equity and cash flows from inception on December 1, 1999 through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nano Technology Limited (a development stage company) as of December 31, 1999 and the results of its operations and its cash flows from inception on December 1, 1999 through December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the company is a development stage company with no significant operating results to date, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of the uncertainty.



HJ & Associates, LLC
Salt Lake City, Utah
July 26, 2000

                             NANO TECHNOLOGY LIMITED
                          (A Development Stage Company)
                                  Balance Sheet


                                     ASSETS


                                                                                                 December 31,
                                                                                                     1999
                                                                                               -----------------
CURRENT ASSETS

   Cash                                                                                        $           6,004
   Other receivable, net (Note 3)                                                                              -
                                                                                               -----------------

     Total Current Assets                                                                                  6,004
                                                                                               -----------------

     TOTAL ASSETS                                                                              $           6,004
                                                                                               =================


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

   Accounts payable                                                                            $           1,910
                                                                                               -----------------

     Total Current Liabilities                                                                             1,910
                                                                                               -----------------

     TOTAL LIABILITIES                                                                                     1,910
                                                                                               -----------------
STOCKHOLDERS' EQUITY

   Common stock: 10,000 shares authorized of $0.125
    par value; 6,000 shares issued and outstanding                                                           750
   Additional paid-in capital                                                                              5,250
   Deficit accumulated during the development stage                                                       (1,906)
                                                                                               -----------------
     Total Stockholders' Equity                                                                            4,094
                                                                                               -----------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                $           6,004
                                                                                               =================


              The accompanying notes are an integral part of these
                             financial statements.

                             NANO TECHNOLOGY LIMITED
                          (A Development Stage Company)
                             Statement of Operations


                                                                                                   From
                                                                                               Inception on
                                                                                                  December 1,
                                                                                                 1999 Through
                                                                                                  December 31,
                                                                                                      1999
                                                                                               -----------------
REVENUES                                                                                       $               -

EXPENSES

   General and administrative                                                                              1,910
                                                                                               -----------------

     Total Expenses                                                                                       (1,910)
                                                                                               -----------------
OTHER INCOME

   Interest income                                                                                             4
                                                                                               -----------------

     Total Other Income                                                                                        4
                                                                                               -----------------

NET LOSS                                                                                       $          (1,906)
                                                                                               =================

BASIC LOSS PER SHARE                                                                           $           (0.52)
                                                                                               =================

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                                                              3,677
                                                                                               =================


              The accompanying notes are an integral part of these
                             financial statements.

                             NANO TECHNOLOGY LIMITED
                          (A Development Stage Company)
                        Statement of Stockholders' Equity


                                                                                                 Deficit
                                                                                               Accumulated
                                                                              Additional        During the
                                                            Common Stock       Paid-In         Development
                                             Shares             Amount          Capital            Stage
                                        ---------------     -------------    -------------     --------------
Balance at inception on
 December 1, 1999                                     -          $      -         $      -     $         -

Common stock issued for
 cash at $1.00 per share                          4,000               500            3,500               -

Common stock issued for
 cash at $1.00 per share                          2,000               250            1,750               -

Net loss from inception on
 December 1, 1999 through
 December 31, 1999                                    -                 -                -          (1,906)
                                        ---------------     -------------    -------------     --------------

Balance December 31, 1999                         6,000     $         750    $       5,250     $    (1,906)
                                        ===============     =============    =============     ==============


              The accompanying notes are an integral part of these
                             financial statements.

                             NANO TECHNOLOGY LIMITED
                          (A Development Stage Company)
                             Statement of Cash Flows


                                                                                                      From
                                                                                                   Inception on
                                                                                                    December 1,
                                                                                                   1999 Through
                                                                                                    December 31,
                                                                                                        1999
                                                                                               -----------------
CASH FLOWS FROM OPERATING ACTIVITIES

   Net loss                                                                                    $          (1,906)
   Adjustment to reconcile net loss to net cash provided
    (used) by operating activities:
     Bad debt expense                                                                                      1,910
     Changes in operating assets and liabilities:
     Increase (decrease) in accounts payable                                                               1,910
     (Increase) in other receivable                                                                       (1,910)
                                                                                               -----------------

       Net Cash (Used) by Operating Activities                                                                 4
                                                                                               -----------------

CASH FLOWS FROM INVESTING ACTIVITIES                                                                           -
                                                                                               -----------------

CASH FLOWS FROM FINANCING ACTIVITIES

   Common stock issued for cash                                                                            6,000
                                                                                               -----------------

       Net Cash Provided by Financing Activities                                                           6,000
                                                                                               -----------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                                  6,004

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                               -
                                                                                               -----------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                     $           6,004
                                                                                               =================

CASH PAID FOR:

   Interest                                                                                    $               -
   Income taxes                                                                                $               -


              The accompanying notes are an integral part of these
                             financial statements.

                             NANO TECHNOLOGY LIMITED
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                December 31, 1999


NOTE 1 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              This summary of significant accounting policies of Nano Technology Limited is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

              a.  Organization and Business Activities

              The name of the Company is Nano Technology Limited (the Company). The Company was incorporated in the British Virgin Islands on December 1, 1999 to engage in any lawful activity, but more particularly to assist companies in marketing their goods and services on the internet.

              b.  Fiscal Year

              The Company operates on a calendar year basis.

              c.  Revenue Recognition

              The Company currently has no source of revenues. Revenue recognition policies will be determined when principal operations begin.

              d.  Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              e.  Income Taxes

              No provision for income taxes has been accrued because the Company has net minimal gains since inception. No tax benefit has been reported in the financial statements because the Company is uncertain if any carryforwards will expire unused. Accordingly, the potential tax benefits are offset by a valuation account of the same amount.

              f.  Cash and Cash Equivalents

              The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

                             NANO TECHNOLOGY LIMITED
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                December 31, 1999

NOTE 2 -      GOING CONCERN

              The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.

NOTE 3 -      OTHER RECEIVABLES

              The Company has committed to pay operating expenses for Cyber 2000 Limited (Cyber) (a subsidiary that was purchased in January 2000) until Cyber can reimburse the Company. At year end, the Company had recorded a payable of $1,910 for expenses incurred by Cyber and a related receivable. At year end it was determined that Cyber did not have the ability to reimburse the Company, therefore, an allowance for the entire receivable was made.


                                                               December 31,
                                                                   1999
                                                            -----------------
              Other Receivables                             $           1,910

              Less: Allowance for bad debt                             (1,910)
                                                            -----------------

              Net Other Receivables                         $               -
                                                            =================


NOTE 4 -      SUBSEQUENT EVENTS

              On January 28, 2000, the Company acquired 100% of the issued and outstanding capital stock of Cyber 2000 Ltd. (Cyber 2000), a Hong Kong company for a consideration of $1,910 which was expensed as organization costs. On the same date, 70% of the Company's issued and outstanding shares of capital stock were acquired by Global Telephone Communication (BVI) Inc., a
              British Virgin Islands Company (GTCI-BVI). GTCI-BVI is a wholly-owned subsidiary of Global Telephone Communication, Inc.

              - 3,000 shares of the Company were acquired from existing shareholders in exchange for $350,000 cash and 500,000 shares of the Global Telephone Communication, Inc.'s common stock valued at $2.50 per share for a total consideration of $1,600,000 which is allocated to goodwill and is amortized over a three-year life using the straight-line method;

              - Further, 4,000 shares of the Company were acquired by way of a share subscription agreement whereby GTCI-BVI would pay $1,000,000 to the Company for 4,000 new shares.

                             NANO TECHNOLOGY LIMITED
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                December 31, 1999

NOTE 4 -      SUBSEQUENT EVENTS (Continued)

              As of March 31, 2000, $500,000 of the subscription is unpaid. Such unpaid amount is due to an affiliate and is eliminated in consolidation.

              Cyber 2000 is a Hong Kong based company which is developing voice over internet protocol (VOIP) and is to become a provider of VOIP re-sale services with major international telephone carriers, and also intends to build its own internet provider backbone network. Cyber 2000 has established arrangements with major carriers to implement VOIP in Hong Kong and the Peoples Republic of China.

              Cyber 2000 will be a facilities-based provider that will own or lease a substantial portion of the property, plant and equipment necessary to offer a broad range of integrated communication services. Cyber 2000 will focus on international wholesale telecommunication requirements and will sell both origination and termination services.

              The following is an unaudited consolidated proforma balance sheet and statement of operations:

                                     ASSETS


                                                              Nano
                                                            Technology         Cyber 2000           Proforma
                                                             Limited               Ltd.           Consolidated
                                                        ------------------  ------------------  ------------------
CURRENT ASSETS

   Cash                                                 $            6,004  $                -  $            6,004
                                                        ------------------  ------------------  ------------------

     Total Assets                                       $            6,004  $                -  $            6,004
                                                        ==================  ==================  ==================


                  LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

CURRENT LIABILITIES

   Accounts payable                                     $            1,910  $               64  $            1,974
                                                        ------------------  ------------------  ------------------

     Total Current Liabilities                                       1,910                  64               1,974
                                                        ------------------  ------------------  ------------------

STOCKHOLDERS' EQUITY

   Share capital                                                       750                   -                 750
   Paid-in capital                                                   5,250                   -               5,250

     (Deficit)                                                      (1,906)                (64)             (1,970)
                                                        ------------------  ------------------  ------------------

     Total Stockholder's Equity (Deficit)                            4,094                 (64)              4,030
                                                        ------------------  ------------------  ------------------
     TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY (DEFICIT)                    $            6,004  $           -       $            6,004
                                                        ==================  ==================  ==================


                             NANO TECHNOLOGY LIMITED
                          (A Development Stage Company)
            Consolidated Proforma Statement of Operations (Unaudited)
                                December 31, 1999


NOTE 4 -  SUBSEQUENT EVENTS (Continued)


                                                              Nano
                                                            Technology         Cyber 2000           Proforma
                                                             Limited               Ltd.           Consolidated
                                                        ------------------  ------------------  ------------------
REVENUES                                                $               (4) $                -  $               (4)

EXPENSES                                                             1,910                  64               1,974
                                                        ------------------  ------------------  ------------------

OPERATING LOSS                                                      (1,906)                (64)             (1,970)
                                                        ------------------  ------------------  ------------------

NET INCOME (LOSS)                                       $           (1,906) $              (64) $           (1,970)
                                                        ==================  ==================  ==================

DEFICIT, DECEMBER 31, 1999                              $           (1,906) $              (64) $           (1,970)
                                                        ==================  ==================  ==================


                            NANO TECHNOLOGY LIMITED
                         (A DEVELOPMENT STAGE COMPANY)

                   CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

                                    CONTENTS



Summary of Transaction                                                3

Consolidated Proforma Balance Sheet (Unaudited)                       4

Consolidated Proforma Statement of Operations (Unaudited)             5

                            NANO TECHNOLOGY LIMITED
                         (A Development Stage Company)
                             Summary of Transaction
                                December 31,1999


On January 28, 2000, the Company acquired 100% of the issued and outstanding capital stock of Cyber 2000 Ltd. (Cyber 2000), a Hong Kong company for a consideration of $1,910 which was expensed as organization costs. On the same date, 70% of the Company's issued and outstanding shares of capital stock were acquired by Global Telehone Communications (BVI) Inc., a British Virgin Islands Company (GTCI-BVI). GTCI-BVI is a wholly-owned subsidiary of Global Telephone Communication, Inc.

- 3,000 shares of the Company were acquired from existing shareholders in exchange for $350,000 cash and 500,000 shares of the Global Telephone Communication, Inc.'s common stock valued at $2.50 per share for a total consideration of $1,600,000;

- Further, 4,000 shares of the Company were acquired by way of a share subscription agreement whereby GTCI-BVI would pay $1,000,000 to the Company for $4,000 new shares.

As of March 31, 2000, $500,000 of the subscription is unpaid. Such unpaid amounts due to an affiliate and is eliminated in consolidation.

Cyber 2000 is a Hong Kong based company which is developing voice over internet protocol (VOIP) and is to become a provider of VOIP re-sale services with major international telephone carriers, and also intends to build its own internet provider backbone network. Cyber 2000 has established arrangements with major carriers to implement VOIP in Hong Kong and the Peoples Republic of China.

Cyber 2000 will be a facilities-based provider that will own or lease a substantial portion of the property, plant a and equipment necessary to offer a broad range of integrated communication services. Cyber 2000 will focus on international wholesale telecommunication requirements and will sell both origination and termination services.

The following is an unaudited consolidated proforma balance sheet and statement of operations:

                            NANO TECHNOLOGY LIMITED
                         (A Development Stage Company)
                Consolidated Proforma Balance Sheet (Unaudited)
                               December 31, 1999

                                     ASSETS


                                                              Nano
                                                            Technology         Cyber 2000           Proforma
                                                             Limited               Ltd.           Consolidated
                                                        ------------------  ------------------  ------------------
CURRENT ASSETS

   Cash                                                 $            6,004  $                -  $            6,004
                                                        ------------------  ------------------  ------------------

     Total Assets                                       $            6,004  $                -  $            6,004
                                                        ==================  ==================  ==================


                  LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

CURRENT LIABILITIES

   Accounts payable                                     $            1,910  $               64  $            1,974
                                                        ------------------  ------------------  ------------------

     Total Current Liabilities                                       1,910                  64               1,974
                                                        ------------------  ------------------  ------------------

STOCKHOLDERS' EQUITY

   Share capital                                                       750                   -                 750
   Paid-in capital                                                   5,250                   -               5,250

     (Deficit)                                                      (1,906)                (64)             (1,970)
                                                        ------------------  ------------------  ------------------
     Total Stockholders' Equity (Deficit)                            4,094                 (64)              4,030
                                                        ------------------  ------------------  ------------------


     TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY (DEFICIT)                    $            6,004  $           -       $            6,004
                                                        ==================  ==================  ==================


                            NANO TECHNOLOGY LIMITED
                         (A Development Stage Company)
           Consolidated Proforma Statement of Operations (Unaudited)
                               December 31, 1999


                                                              Nano
                                                            Technology         Cyber 2000           Proforma
                                                             Limited               Ltd.           Consolidated
                                                        ------------------  ------------------  ------------------
REVENUES                                                $               (4) $                -  $               (4)

EXPENSES                                                             1,910                  64               1,974
                                                        ------------------  ------------------  ------------------

OPERATING LOSS                                                      (1,906)                (64)             (1,970)
                                                        ------------------  ------------------  ------------------

NET INCOME (LOSS)                                       $           (1,906) $              (64) $           (1,970)
                                                        ==================  ==================  ==================

DEFICIT, DECEMBER 31, 1999                              $           (1,906) $              (64) $           (1,970)
                                                        ==================  ==================  ==================
